Exhibit 99.1

Intuitive Machines Prices Upsized $110.0 Million Offering of Shares of its Class A Common Stock and Concurrent Private Placement

Houston, TX – December 3, 2024 (Globe Newswire)—Intuitive Machines, Inc. (Nasdaq: LUNR, LUNRW) (“Intuitive Machines” or the “Company”), a leading space exploration, infrastructure, and services company, announced today the pricing of an upsized offering of 9,523,810 shares of its Class A common stock (“Class A Common Stock”) at a price to the public of $10.50 per share (the “Public Offering Price”) (the “Offering”). As part of the Offering, the Company and a selling stockholder granted the underwriters a 30-day option to purchase up to an additional 1,275,714 and 152,857 shares of Class A Common Stock from the Company and such selling stockholder, respectively. The Offering is expected to close on December 5, 2024, subject to customary closing conditions.

Additionally, the Company will issue 952,381 shares of Class A Common Stock to Boryung Corporation (together with its affiliates, “Boryung”), an accredited investor, at the Public Offering Price pursuant to an agreement entered into with Boryung on December 2, 2024 in a concurrent private placement (the “Private Placement”). The offer and sale of the Company’s Class A Common Stock pursuant to the Private Placement will be made in reliance upon the exemption from registration under the Securities Act of 1933, as amended, (the “Securities Act”) provided by Section 4(a)(2) thereunder. The Private Placement is contingent upon the consummation of the Offering and the satisfaction of certain other customary closing conditions. The consummation of the Offering is not contingent on the consummation of the Private Placement.

The net proceeds to the Company from the Offering and the Private Placement are expected to be approximately $104.25 million, after deducting underwriting discounts and commissions, but before estimated offering expenses payable by the Company, excluding any exercise of the underwriters’ opinion to purchase additional shares. The Company intends to use the net proceeds it receives from the Offering and the Private Placement, together with its existing cash, cash equivalents and short-term investment balance, to acquire an equivalent number of newly-issued common units of Intuitive Machines, LLC (“Intuitive Machines OpCo”) from Intuitive Machines OpCo, which Intuitive Machines OpCo will in turn use for general corporate purposes, including operations, research and development and potential mergers and acquisitions. In the event the underwriters exercise their option to purchase additional shares, the Company will not receive any of the proceeds from the sale of any shares of Class A Common Stock being sold by the selling stockholder. Intuitive Machines will bear the costs associated with the sale of such shares, other than the underwriting discounts payable by the selling stockholder.

BofA Securities, Cantor, Barclays and Stifel are acting as the lead joint book-running managers for the Offering. Roth Capital Partners and B. Riley Securities are acting as book-running managers for the Offering. The Benchmark Company is acting as a co-manager for the Offering.

The offer and sale of the securities pursuant to the Offering are being made pursuant to an effective shelf registration statement that was filed with the Securities and Exchange Commission (the “SEC”) and became effective on April 3, 2024. The Offering will be made only by means of a prospectus supplement and accompanying prospectus forming part of the effective registration statement relating to these securities. A copy of the preliminary prospectus supplement and the accompanying prospectus relating to these securities has been filed with the SEC and may be obtained from the website of the SEC at www.sec.gov. Copies of the final prospectus supplement and accompanying prospectus may be obtained, when available, from the website of the SEC at www.sec.gov or, alternatively, from BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attention: Prospectus Department, or by email at dg.prospectus_requests@bofa.com; Cantor, 110 East 59th St., 6th Floor, New York, NY 10022, Attention: Capital Markets, or by email at prospectus@cantor.com; Barclays, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at (888) 603-5847 or by email at barclaysprospectus@broadridge.com; or Stifel, One Montgomery Street, Suite 3700, San Francisco, California 94104, Attention: Syndicate, by telephone at (415) 364-2720 or by email at syndprospectus@stifel.com.

The securities being offered and sold in the Private Placement have not been registered under the Securities Act or any state’s securities laws. Accordingly, the securities may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. The prospectus supplement and the accompanying prospectus related to the Offering are not an offer to sell or a solicitation of an offer to buy any securities in connection with the Private Placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Intuitive Machines

Intuitive Machines is a diversified space exploration, infrastructure, and services company focused on fundamentally disrupting lunar access economics. In 2024, Intuitive Machines successfully landed the Company’s Nova-C class lunar lander, Odysseus, on the Moon, returning the United States to the lunar surface for the first time since 1972. The Company’s products and services are offered through its four in-space business units: Lunar Access Services, Orbital Services, Lunar Data Services, and Space Products and Infrastructure. For more information, please visit intuitivemachines.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements that do not relate to matters of historical fact should be considered forward looking. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: our anticipated use of net proceeds from the Offering and the Private Placement; the closing of the Offering; the satisfaction of closing conditions related to the Private Placement; our expectations and plans relating to our lunar missions, including the expected timing of launch and our progress and preparation thereof; our expectations with respect to, among other things, demand for our product portfolio, our submission of bids for contracts; our expectations regarding revenue for government contracts awarded to us; our operations, our financial performance and our industry; our business strategy, business plan, and plans to drive long-term sustainable shareholder value; and our expectations on revenue and cash generation. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this press release: our reliance upon the efforts of our key personnel and board of directors to be successful; our limited operating history; our failure to manage our growth effectively and failure to win new contracts; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our customer concentration; our reliance on a single launch service provider; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our sub-systems; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets, and unpatented know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts and funding by the government for the government contracts; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions (including as a result of a failure to raise the “debt ceiling”) and rising inflation; our history of losses and failure to achieve profitability in the future or failure of our business to generate sufficient funds to continue operations; the cost and potential outcomes of potential future litigation; our public securities’ potential liquidity and trading; the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing, including the Offering and the Private Placement and other public filings and press releases other factors detailed under the section titled Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC, the section titled Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, our Current Reports on Form 8-K and in our subsequent filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contacts

For investor inquiries:

investors@intuitivemachines.com

For media inquiries:

press@intuitivemachines.com